CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Alpha Metallurgical Resources, Inc. (the “Registrant”) for the period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Registrant certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 6, 2026

By: /s/ Charles Andrew Eidson
Charles Andrew Eidson
Chief Executive Officer
(Principal Executive Officer)

Date: November 6, 2026

By: /s/ J. Todd Munsey
J. Todd Munsey
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)